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AGGREGATE PAYMENT SCHEDULE

Household Finance Corporation
Household Auto Receivables Corporation
Household Automobile Revolving Trust I  1998-1

Original Principal Class A
   Class A-1                                   139,370,000
   Class A-2                                    54,000,000
   Class A-3                                   143,000,000
   Class A-4                                    80,832,000
   Class A-5                                   100,000,000
Number of Class A Bonds (000's)
   Class A-1                                       139,370
   Class A-2                                        54,000
   Class A-3                                       143,000
   Class A-4                                        80,832
   Class A-5                                       100,000
Original Principal Class B
   Class B-1                                 99,303,000.00
   Class B-2                                 94,338,000.00
Number of Class B Bonds (000's)
   Class B-1                                        99,303
   Class B-2                                        94,338
Original Principal Class C
   Class C                                   60,823,000.00
Number of Class C Bonds (000's)
   Class C                                          60,823


Distribution Date                                                    1999

CLASS A
Class A-1 Principal Distribution                               127,887,012.71
Class A-1 Interest Distribution                                  2,066,779.99
Class A-2 Principal Distribution                                18,145,186.98
Class A-2 Interest Distribution                                  2,983,803.86
Class A-3 Principal Distribution                                         0.00
Class A-3 Interest Distribution                                  8,138,093.14
Class A-4 Principal Distribution                                         0.00
Class A-4 Interest Distribution                                  4,641,105.62
Class A-5 Principal Distribution                                30,812,818.16
Class A-5 Interest Distribution                                  4,806,030.43

CLASS B
Class B-1 Principal Distribution                                32,165,434.65
Class B-1 Interest Distribution                                  5,912,059.67
Class B-2 Principal Distribution                                30,557,312.92
Class B-2 Interest Distribution                                  5,507,843.09

CLASS C
Class C   Principal Distribution                                19,701,241.22
Class C   Interest Distribution                                  3,552,123.07

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